Exhibit 99.2
Boise Cascade Company
Quarterly Statistical Information

Wood Products Segment
	2019
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	4,332				4,332
I-joist sales volume (MELF)	52,166				52,166
Plywood sales volume (MSF 3/8")	335,989				335,989
Lumber sales volume (MBF)	20,394				20,394
LVL mill net sales price ($/CF)	$18.87				$18.87
I-joist mill net sales price ($/MELF)	$1,266				$1,266
Plywood net sales price ($/MSF 3/8")	$287				$287
Lumber net sales price ($/MBF)	$653				$653
Segment sales (000)	$319,523				$319,523
Segment income	$11,630				$11,630
Segment depreciation and amortization (000)	$13,738				$13,738
Segment EBITDA (000)	$25,368				$25,368
EBITDA as a percentage of sales	7.9%				7.9%
Capital spending (000)	$10,694				$10,694
Receivables (000)	$65,977
Inventories (000)	$183,413
Accounts payable (000)	$45,370

	2018
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	4,813	4,816	4,463	3,577	17,669
I-joist sales volume (MELF)	62,525	68,060	61,434	44,995	237,014
Plywood sales volume (MSF 3/8")	359,911	368,897	368,046	325,870	1,422,724
Lumber sales volume (MBF)	47,353	45,913	33,911	25,378	152,555
LVL mill net sales price ($/CF)	$17.30	$18.25	$18.33	$18.73	$18.11
I-joist mill net sales price ($/MELF)	$1,179	$1,220	$1,261	$1,213	$1,218
Plywood net sales price ($/MSF 3/8")	$356	$379	$357	$306	$351
Lumber net sales price ($/MBF)	$556	$570	$623	$629	$588
Segment sales (000)	$397,991	$425,483	$402,672	$307,124	$1,533,270
Segment income (loss) (000)[2]	$26,121	$36,482	$13,929	$(86,554)	$(10,022)
Segment depreciation and amortization (000)[3]	$17,544	$19,453	$18,727	$71,265	$126,989
Segment EBITDA (000)[1,2]	$43,665	$55,935	$32,656	$(15,289)	$116,967
EBITDA as a percentage of sales	11.0%	13.1%	8.1%	(5.0)%	7.6%
Capital spending (000)	$8,656	$6,279	$12,208	$26,249	$53,392
Receivables (000)	$91,190	$88,073	$81,870	$66,687
Inventories (000)	$167,579	$169,492	$181,534	$188,380
Accounts payable (000)	$54,774	$66,285	$66,379	$45,260

Boise Cascade Company
Quarterly Statistical Information (continued)

Wood Products Segment (continued)
	2017
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	4,544	4,669	4,100	3,997	17,310
I-joist sales volume (MELF)	61,349	64,520	56,932	52,662	235,463
Plywood sales volume (MSF 3/8")	336,473	368,974	404,960	347,096	1,457,503
Lumber sales volume (MBF)	41,999	42,840	44,127	42,451	171,417
LVL mill net sales price ($/CF)	$16.63	$16.65	$17.22	$16.69	$16.79
I-joist mill net sales price ($/MELF)	$1,116	$1,091	$1,157	$1,124	$1,121
Plywood net sales price ($/MSF 3/8")	$282	$301	$324	$337	$312
Lumber net sales price ($/MBF)	$504	$546	$553	$557	$540
Segment sales (000)	$325,657	$350,277	$366,920	$330,906	$1,373,760
Segment income (000)	$7,388	$15,395	$24,027	$6,819	$53,629
Segment depreciation and amortization (000)	$15,151	$15,264	$15,337	$17,363	$63,115
Segment EBITDA (000)[1]	$22,539	$30,659	$39,364	$24,182	$116,744
EBITDA as a percentage of sales	6.9%	8.8%	10.7%	7.3%	8.5%
Capital spending (000)	$12,337	$8,594	$12,096	$21,573	$54,600
Receivables (000)	$73,644	$75,679	$78,888	56,488
Inventories (000)	$171,133	$169,100	$175,276	183,157
Accounts payable (000)	$50,177	$58,163	$58,136	51,898

[1]Segment EBITDA is calculated as segment income (loss) before depreciation and amortization.
[2]Segment income (loss) and segment EBITDA in third and fourth quarters 2018 include $11.0 million and $24.0 million, respectively, of charges related to the sale of assets.
[3]Segment depreciation and amortization in fourth quarter 2018 includes accelerated depreciation of $55.0 million to fully depreciate the curtailed LVL production assets at our Roxboro, North Carolina facility.

Boise Cascade Company
Quarterly Statistical Information (continued)

Building Materials Distribution Segment
	2019
	Q1	Q2	Q3	Q4	YTD
Commodity sales	43.9%				43.9%
General line sales	35.6%				35.6%
EWP sales	20.5%				20.5%
Total sales (000)	$907,708				$907,708
Gross margin[1]	11.8%				11.8%
Segment income (000)	$17,517				$17,517
Segment depreciation and amortization (000)	$5,132				$5,132
Segment EBITDA (000)[2]	$22,649				$22,649
EBITDA as a percentage of sales	2.5%				2.5%
Capital spending (000)	$3,634				$3,634
Receivables (000)	$264,867
Inventories (000)	$390,447
Accounts payable (000)	$259,368

	2018
	Q1	Q2	Q3	Q4	YTD
Commodity sales	49.4%	49.6%	47.9%	45.8%	48.3%
General line sales	31.8%	32.4%	33.2%	35.5%	33.1%
EWP sales	18.8%	18.0%	18.9%	18.7%	18.6%
Total sales (000)	$992,381	$1,213,783	$1,159,304	$922,234	$4,287,702
Gross margin[1]	11.8%	12.0%	10.3%	10.9%	11.3%
Segment income (000)	$32,388	$47,713	$23,504	$8,905	$112,510
Segment depreciation and amortization (000)	$4,172	$4,447	$4,755	$4,906	$18,280
Segment EBITDA (000)[2]	$36,560	$52,160	$28,259	$13,811	$130,790
EBITDA as a percentage of sales	3.7%	4.3%	2.4%	1.5%	3.1%
Capital spending (000)[3]	$4,419	$8,716	$7,098	$5,591	$25,824
Receivables (000)	$294,940	$321,310	$277,928	$193,759
Inventories (000)	$371,144	$403,114	$377,909	$344,669
Accounts payable (000)	$282,678	$304,364	$260,083	$178,182

Boise Cascade Company
Quarterly Statistical Information (continued)

Building Materials Distribution Segment (continued)
	2017
	Q1	Q2	Q3	Q4	YTD
Commodity sales	46.5%	46.3%	48.3%	50.4%	47.9%
General line sales	33.8%	34.8%	33.9%	32.0%	33.6%
EWP sales	19.7%	18.9%	17.8%	17.6%	18.5%
Total sales (000)	$815,683	$980,706	$1,045,646	$931,775	$3,773,810
Gross margin[1]	11.6%	12.1%	12.4%	11.6%	11.9%
Segment income (000)	$19,965	$34,509	$39,379	$22,907	$116,760
Segment depreciation and amortization (000)	$3,726	$3,856	$3,910	$4,012	$15,504
Segment EBITDA (000)[2]	$23,691	$38,365	$43,289	$26,919	$132,264
EBITDA as a percentage of sales	2.9%	3.9%	4.1%	2.9%	3.5%
Capital spending (000)	$3,966	$3,903	$6,240	$5,192	$19,301
Receivables (000)	$255,716	$276,079	$272,127	$217,519
Inventories (000)	$311,233	$321,611	$284,587	$293,516
Accounts payable (000)	$255,415	$255,342	$240,987	$183,354

1We define gross margin as "Sales" less "Materials, labor, and other operating expenses (excluding depreciation)." Substantially all costs included in "Materials, labor, and other operating expenses (excluding depreciation)" for our Building Materials Distribution segment are for inventory purchased for resale. Gross margin percentage is gross margin as a percentage of segment sales.

[2]Segment EBITDA is calculated as segment income before depreciation and amortization.
[3]During 2018, capital spending in second and fourth quarters excludes $17.6 million and $8.0 million, respectively, of cash paid for the acquisition of businesses and facilities.

Boise Cascade Company
Quarterly Statistical Information (continued)
Reconciliation of Non-GAAP Financial Measures
(000)

Total Boise Cascade Company

EBITDA represents income (loss) before interest (interest expense and interest income), income taxes, and depreciation and amortization. Additionally, we disclose Adjusted EBITDA, which further adjusts EBITDA to exclude the change in fair value of interest rate swaps. The following tables reconcile net income (loss) to EBITDA and Adjusted EBITDA for the periods noted below:

	2019
	Q1	Q2	Q3	Q4	YTD

Net income	$11,389				$11,389
Interest expense	6,437				6,437
Interest income	(492)				(492)
Income tax provision	3,200				3,200
Depreciation and amortization	19,217				19,217
EBITDA	39,751				39,751
Change in fair value of interest rate swaps	983				983
Adjusted EBITDA	$40,734				$40,734

	2018
	Q1	Q2	Q3	Q4	YTD

Net income (loss)	$37,050	$41,825	$13,848	$(72,246)	$20,477
Interest expense	6,362	6,580	6,585	6,666	26,193
Interest income	(264)	(237)	(500)	(648)	(1,649)
Income tax provision (benefit)	9,790	13,835	(814)	(21,186)	1,625
Depreciation and amortization	22,111	24,296	23,881	76,549	146,837
EBITDA	75,049	86,299	43,000	(10,865)	193,483
Change in fair value of interest rate swaps	(1,641)	(499)	(279)	1,868	(551)
Adjusted EBITDA	$73,408	$85,800	$42,721	$(8,997)	$192,932

	2017
	Q1	Q2	Q3	Q4	YTD

Net income	$10,020	$22,154	$31,661	$19,122	$82,957
Interest expense	6,364	6,491	6,295	6,220	25,370
Interest income	(33)	(54)	(167)	(293)	(547)
Income tax provision (benefit)	5,066	13,147	18,276	(1,858)	34,631
Depreciation and amortization	19,344	19,601	19,686	21,748	80,379
EBITDA	40,761	61,339	75,751	44,939	222,790
Change in fair value of interest rate swaps	(295)	724	33	(1,000)	(538)
Adjusted EBITDA	$40,466	$62,063	$75,784	$43,939	$222,252

For additional information regarding the non-GAAP measures presented in this document, please refer to our press release announcing our first quarter 2019 financial results, a copy of which attached as Exhibit 99.1 to our Current Report on Form 8-K furnished to the Securities and Exchange Commission on May 7, 2019.